NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                          7 3/8% SENIOR NOTES DUE 2009
                                       OF
                         ALLIANT ENERGY RESOURCES, INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer of Alliant Energy Resources, Inc. (the "Company") made pursuant to the Prospectus dated ____________, 1999 (the "Prospectus") if certificates for the outstanding 7 3/8% Senior Notes due 2009 of the Company (the "Existing Senior Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Firstar Bank, N.A., as exchange agent (the "Exchange Agent"), prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by facsimile transmission, overnight courier, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Existing Senior Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

     The Exchange Agent for the Exchange Offer is Firstar Bank, N.A.


        By Facsimile Transmission           By Registered or Certified Mail,
    (For Eligible Institutions Only):          Hand or overnight Courier:
             (414) 276-4226                        Firstar Bank, N.A.
                                              1555 North RiverCenter Drive
          Confirm by Telephone:                         Suite 301
             (414) 905-5008                    Milwaukee, Wisconsin 53212
                                              Attention: Ms. Pamela Warner


     DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, THE SIGNATURE GUARANTEED MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Existing Senior Notes of the series set forth below pursuant to the guaranteed delivery procedures described in "The Exchange Offer Guaranteed Delivery Procedures" section of the Prospectus.

___________________________________  _________________________________________
                                     If Existing Senior Notes will be delivered
Total Principal Amount of Existing   by book-entry transfer  to  The  Depository
   Senior Notes Tendered:*           Trust Company, provide account number.

           $__________                   Account Number ___________________

  Certificate Nos. (if available)

  _______________________________

___________________________________  _________________________________________

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

           PLEASE SIGN HERE
     X______________________________         _______________________________

     X______________________________         _______________________________
        Signature(s) of Owner(s)                        Date
        or Authorized Signatory

Area Code and Telephone Number(s):___________________________________________

     Must be signed by the registered holder(s) of Existing Senior Notes as their name(s) appear(s) on the Existing Senior Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.
If signature is by a trustee, executor administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please provide the following information.

                      Please print name(s) and address(es)

Name(s):________________________________________________________________________

________________________________________________________________________________

Capacity:_______________________________________________________________________

Address(es):____________________________________________________________________

________________________________________________________________________________

Telephone Number: ______________________________________________________________


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

                                    GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution" including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution"), hereby guarantees that the certificates representing the principal amount of Existing Senior Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Existing Senior Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

________________________________________________________________________________


_____________________________________    _______________________________________
            Name of Firm                         Authorized Signature


_____________________________________    _______________________________________
             Address                                  Title


_____________________________________    Name:__________________________________
             Zip Code                            (Please Type or Print)


_____________________________________    Dated:_________________________________
         Telephone Number
________________________________________________________________________________


NOTE: DO NOT SEND CERTIFICATES FOR EXISTING SENIOR NOTES WITH THIS FORM. CERTIFICATES FOR EXISTING SENIOR NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.



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